UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2007 (November 14, 2007)

NEW JERSEY RESOURCES
CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)	07719 (Zip Code)

(732) 938-1480
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The Nominating/Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”), with the assistance of independent outside compensation consultants, recently completed a review of compensation for non-management directors. The Committee recommended to the Board that the Company adopt an increase to the annual retainer under the non-employee director compensation program, and the Board approved such change at its meeting on November 14, 2007. Pursuant to the change approved by the Board, effective as of November 14, 2007, the Company will increase the annual retainer fee to the Company’s non-management directors from $25,000 to $30,000. A summary of the Company’s non-employee director compensation, as amended, is attached hereto as Exhibit 10.16 and incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition

On November 15, 2007, the Company issued a press release reporting financial results for the fourth fiscal quarter and fiscal year ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective November 14, 2007, the Board of the Company approved amendments to Article V of the Company’s By-laws, as amended, to allow for the issuance, transfer and assignment of uncertificated shares of the Company’s stock. These amendments allow the Company to participate in the Direct Registration System (“DRS”), as required by rules adopted by the New York Stock Exchange. The DRS allows investors to hold shares in book entry form without the issuance of physical certificates. The Company’s By-laws, as amended through November 14, 2007, are attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:	Not applicable.

(b)	Pro forma financial information:	Not applicable.

(c)	Exhibits:

Exhibit Number	Description

3.1	By-laws of New Jersey Resources Corporation, as amended through November 14, 2007.

10.16	Summary of New Jersey Resources Corporation’s Non-Employee Director Compensation.

99.1	Press Release dated November 15, 2007 (furnished pursuant to Item 2.02).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES
Date: November 15, 2007
/s/Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	By-laws of New Jersey Resources Corporation, as amended through November 14, 2007.

10.16	Summary of New Jersey Resources Corporation’s Non-Employee Director Compensation.

99.1	Press Release dated November 15, 2007 (furnished pursuant to Item 2.02).